We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated
February 9, 1996, which appears on page F-2 of Champion
Enterprises, Inc. Annual Report on Form 10-K for the year ended December 30, 1995.


                         /S/ PRICE WATERHOUSE LLP

                         Price Waterhouse LLP
                         Detroit, Michigan
                         October 24, 1996